Value Line U.S. Government
Money Market Fund, Inc.

(Ticker Symbol: VLCXX)

S U M M A R Y P R O S P E C T U S
M A Y 1 , 2 0 1 1

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/home. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to info@vlfunds.com. The current Prospectus and Statement of Additional Information dated May 1, 2011, are incorporated by reference into this Summary Prospectus.

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F U N D S U M M A R Y

Investment objective

The Fund is a money market mutual fund whose investment objective is to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.29%
Total Annual Trust Operating Expenses	0.94%
Less: 12b-1 Fee waiver*	–0.25%
Net Expenses	0.69%

*	EULAV Securities LLC (the “Distributor”) has contractually agreed to waive the Fund’s 12b-1 fee in an amount equal to 0.25% of the Fund’s average daily net assets through April 30, 2012. The waiver cannot be terminated without the approval of the Fund’s Board of Directors.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line U.S. Government Money Market Fund	$70	$275	$496	$1,132

Principal investment strategies of the Fund

The Fund does not invest for the purpose of seeking capital appreciation or gains and is managed to provide a stable $1.00 per share price. Under normal conditions, the Fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government securities”) and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund’s other investments may consist of other types of money market eligible securities that are not U.S. Government securities. Each security will have a remaining maturity of 397 days or less. The Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 with regard to its average weighted maturity. Its yield will go up and down with changes in short-term interest rates. Income on short-term debt securities tends to be lower than income on longer-term debt securities, so the Fund’s yield will likely be lower than the yields on longer-term fixed income mutual funds. The Fund’s main investment strategy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ prior notice.

Principal risks of investing in the Fund

Investing in any mutual fund involves risk. The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the Fund tries to maintain. There is also the risk of default by an issuer of any of the Fund’s holdings.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of the Lipper Money Market Funds Average and the Lipper U.S. Government Money Market Funds Average. The Fund’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns as of 12/31 each year

Best Quarter: Q4 2006 1.24%
Worst Quarter: Q4 2010 0.01%

Average Annual Total Returns for Periods Ended December 31, 2010

	1 year	5 years	10 years
Value Line U.S. Government Money Market Fund	0.01%	2.10%	1.80%
Lipper U.S. Government Money Market Funds Average	0.02%	2.09%	1.86%

The Fund’s 7-day yield as of December 31, 2010 was 0.01%. The current 7-day yield may be obtained from the Fund by calling 800-243-2729.

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on Page 14.

Tax information

The Fund’s distributions generally are taxable as ordinary income for federal income tax purposes unless you are investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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